EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Berkeley Lights, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 28, 2022	By:	/s/ KURT WOOD
	Name:	Kurt Wood
	Title:	Chief Financial Officer
(Principal Financial Officer)